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                                                                  Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1999 included in Cafe Odyssey, Inc.'s (d/b/a PopMail.com) Form 10-KSB for the year ended January 3, 1999 and to all references to our firm included in this registration statement.




                                           ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
October 15, 1999